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                                                                   EXHIBIT 10.20

     THIS SOFTWARE LICENSE AGREEMENT entered into by and between MARKET MAKER SYSTEMS CORPORATION ("Licensor"), a New York Corporation having its principal office and place of business located at 16 East 52nd Street, 6th Floor, New York, New York 10022 and the undersigned customer ("Licensee") determines the rights and licenses granted to the Licensee in the Licensed Software (hereinafter defined) supplied by the Licensor hereunder.

     1.  Definitions. As used herein, the following definitions shall apply:
         -----------

         (a) "Licensed Product" shall mean collectively the Licensed Software and Licensed Documentation (as hereinafter defined).

         (b) "Licensed Software" or "Software" shall mean the software identified on Schedule A, annexed hereto and made a part hereof, in object and source code forms, all updates and revisions thereto supplied by Licensor during the term hereof, and all permitted copies of the foregoing.

         (c) "Licensed Documentation" shall mean all documentation, other than the Licensed Software, related to the Software supplied by Licensor hereunder.

         (d) "Licensed CPU" shall mean the central processing unit and its associated equipment that is identified by model and serial number on the annexed Schedule A and any other central processing unit identified by Licensee by model and serial number to Licensor.

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     2.  License. Licensor hereby grants to Licensee, and Licensee hereby
         -------
accepts, a nonexclusive license to use the Licensed Software on the licensed CPU during the term hereof and to use the Licensed Documentation during such term.

     3.  Annual License Fees, Charges and Taxes.
         --------------------------------------

         (a) The license fees and charges for the license herein granted and for any extension thereof have heretofore been paid by the Licensee in connection with the Licensee's prior contributions to Licensor in the research and development of the Licensed Software.

         (b) To this end, it is specifically understood and agreed between Licensor and Licensee that the Licensee will not be required to pay any additional consideration under this Agreement.

     4.  Term of License Agreement and Licenses. Unless otherwise terminated,
         --------------------------------------
cancelled or extended as provided herein, the term hereof and of the licenses granted herein shall commence on the effective date hereof and shall continue for a period of fifty years. Such term and license may be extended for an additional fifty-year period, at Licensee's option, upon notice to Licensor and the payment of the annual license fees and charges therefor. Licensee may temporarily transfer the license granted hereunder to a back-up CPU if the Licensed CPU is inoperative for any reason.

     5.  Protection of Trade Secret.
         --------------------------

         (a) Licensee acknowledges Licensor's representations that the Licensed Product and all permitted copies thereof are








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Licensor's exclusive property. Licensee shall not disclose or make available to third parties the Licensed Software or any portion thereof without Licensor's prior written consent.

          (b) Upon any termination, cancellation, or expiration of this Agreement, Licensee shall return the Licensed Software and all copies thereof to Licensor, or destroy the same and submit evidence thereof to Licensor.

     6.   Reproduction and Modification of Licensed Product.
          -------------------------------------------------

          (a) Licensee may reproduce the Licensed Product for use only on the Licensed CPU. All copies of the Licensed Software, in whole or in part, shall contain all of Licensor's restrictive and proprietary notices as they appear on the copies of the Software provided by Licensor.

          (b) Licensee may modify the Licensed Software and merge it into existing software, provided the Licensed Software shall continue to be subject to all of the terms and conditions of this Agreement. Upon any termination, cancellation or expiration hereof or any license granted hereunder, Licensee shall remove the Licensed Software and all portions thereof from the modified Licensed Software and resulting merged software.

     7.   Services. Licensor shall provide Licensee with technical support and
          --------
services under the terms and conditions of a separate agreement and at Licensor's then current charges therefor. Licensee will receive a fifty user license and upgrades and Licensee will be used as a beta testing site.

     8.   Warranty.
          --------

          (a)  Licensor warrants that:

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               (1)   Under normal use and service, the media on which the
Licensed Software is delivered shall be free from defects in material and workmanship, and

               (2) The Licensed Product will meet Licensor's published specifications therefor in effect on the effective date of this Agreement.

          (b) If the Licensed Product fails to meet the media warranty of Paragraph 8(a)(1) and Licensee gives Licensor written notice thereof during the applicable warranty period, Licensor shall replace such media. If the Licensed Product fails to meet the warranty of Paragraph 8(a)(2) and Licensee gives Licensor written notice thereof, Licensor shall correct the failure, provided that Licensee gives Licensor detailed information regarding such failure.

          (c) Licensor shall not be liable to Licensee for the warranty provisions of this Paragraph 8 if:

               (1) Modifications are made to the Licensed Product by someone other than Licensor; or

               (2) The media for the Licensed Product is subject to misuse or above.

     9.   Proprietary Rights Indemnity.
          ----------------------------

          (a) Licensor shall defend or settle, at its own expense, any claim made against Licensee that the use of the Licensed Product infringes any patent, copyright, trade secret or other proprietary right. Licensor shall indemnify and hold Licensee harmless against all damages, judgments, and attorneys' fees, arising out of the foregoing, provided that Licensee shall
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give Licensor prompt written notice of such claim.

          (b) If a claim is made that the use of the Licensed Product infringes any patent, copyright, trade secret or other proprietary right, Licensor shall either procure for Licensee the right to continue using the Licensed Product, modify it to make it noninfringing but continue to meet the specifications therefor, or replace it with noninfringing software of like functionality that meets the specifications for the Licensed Product.

     10.  Termination. This Agreement shall terminate upon expiration of the
          -----------
term as set forth in Paragraph 4 of this Agreement and for no other reason whatsoever.

     11.  Limitation of Liability. IN NO EVENT SHALL LICENSEE BE LIABLE TO
          -----------------------
LICENSOR FOR ANY INDIRECT, SPECIAL OR CONSEQUENTIAL DAMAGES OR LOST PROFITS, ARISING OUT OF OR RELATED TO THIS LICENSE AGREEMENT OR THE PERFORMANCE OR BREACH THEREOF, EVEN IF THE LICENSEE HAS BEEN ADVISED OF THE POSSIBILITY THEREOF.

     12.  General.
          -------

          (a) The effective date of this Agreement shall be upon execution hereof by Licensee.

          (b) Any cause of action arising out of or related to this Agreement must be brought no later than one year after the same has accrued.

          (c) This Agreement is the sole agreement between the parties relating to the subject matter hereof and supersedes all prior understandings, writings proposals, representations or communications, oral or written, of either party. This License





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Agreement may be amended only by a writing executed by the authorized representatives of both parties. This Agreement shall inure to the benefit of Licensee and its subsidiaries and affiliated business entities.

     (d) This Agreement shall be interpreted in accordance with the substantive laws of the State of New York.

                                  DAST CORPORATION ("Licensee")


                              BY: /s/ Daniel Nissanoff
                                  ------------------------------------
                                  Title:   President
                                  Date:    October 30, 1995
                                  Address: 16 East 52nd Street
                                           6th Floor
                                           New York, NY 10022

Accepted on behalf of Market Maker Systems Corporation
("Licensor")

                              BY: /s/ Ariel Zirel
                                  ------------------------------------
                                  Title:   Vice President
                                  Date:    October 30, 1995
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STATE OF NEW YORK    )
                     ) SS.
COUNTY OF NEW YORK   )

     On this 30/th/ day of October, 1995, before me personally came Daniel Nissanoff to me known, who, being by me duly sworn, did depose and say that he resides at c/o 16 East 52nd Street, 6th Floor, New York, New York; that he is the President of DAST CORPORATION, the Corporation described in, and which executed the within instrument; that he knows the seal of said Corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the Board of Directors of said Corporation; and that he signed his name thereto by like order.

/s/ Ronald S. Kossar                  [STAMP ADDRESS OF RONALD S. KOSSAR]
---------------------------
Notary Public


STATE OF NEW YORK    )
                     ) SS.
COUNTY OF NEW YORK   )

     On this 30/th/ day of October, 1995, before me personally came [ILLEGIBLE]^^ to me known, who, being by me duly sworn, did depose and say that he resides at c/o 16 East 52nd Street, 6th Floor, New York, New York; that he is the President of MARKET MAKER SYSTEMS CORPORATION, the Corporation described in, and which executed the within instrument; that he knows the seal of said Corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the Board of Directors of said Corporation; and that he signed his name thereto by like order.

/s/ Ronald S. Kossar                  [STAMP ADDRESS OF RONALD S. KOSSAR]
---------------------------
Notary Public